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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2001

                           ASPAC Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   33-24608-LA                  95-4068292
(State or other jurisdiction of      (Commission              (I.R.S.  Employer
incorporation or organization)       File Numbher)           Identification No.)

             21221 S. Western Avenue, Suite 215, Torrance, CA 90501
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (310) 328-7666

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Item 8.           Change In Fiscal Year

         On July 25, 2001, the Board of Directors of the registrant adopted a change in its fiscal year end from September 30 to the new fiscal year end of December 31. Given that the transition period is three months, quarter-ends for the new fiscal year will correspond to those of the old fiscal year. The transition period of October 1, 2000 to December 31, 2000 (unaudited) is included in old first quarter 10-QSB filed by the registrant in February of 2001. The registrant's form 10-KSB for the year ended December 31, 2001 will include the audited financial statements for the transition period.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 2, 2001                           ASPAC COMMUNICATIONS, INC.
                                                  (Registrant)


                                                  By: /s/ Jeffrey G. Sun
                                                  ------------------------------
                                                  Name: Jeffrey G. Sun
                                                  Title: Chief Executive Officer